EXHIBIT 10.3
                                                                    ------------

                        CLASS ACTION SETTLEMENT AGREEMENT
                                     Between
                                 CHATTEM, INC.,
                                       and
                CLASS COUNSEL ON BEHALF OF CLASS REPRESENTATIVES
               IN RE PHENYLPROPANOLAMINE (PPA) PRODUCTS LIABILITY
                                   LITIGATION
                      Case No. 2:01-md-1407 (MDL No. 1407)
                                   dated as of
                                 April 13, 2004




























                        CLASS ACTION SETTLEMENT AGREEMENT
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                                TABLE OF CONTENTS
                                -----------------

RECITALS ....................................................................  4

ARTICLE 1-DEFINITIONS .......................................................  5
     Section 1.1Definitions .................................................  5

ARTICLE 2 - CHATTEM SETTLEMENT TRUST AND FUNDS .............................. 12
     Section 2.1 Establishment Of Chattem Settlement Trust .................. 12
     Section 2.2 Funding .................................................... 12
     Section 2.3 Establishment Of Benefit Funds ............................. 13

ARTICLE 3- CLASS MEMBER RIGHTS AND BENEFITS ................................. 15
     Section 3.1 Benefit Payments To Class Members .......................... 15
     Section 3.2 Payment Of Benefits ........................................ 15
     Section 3.3 Extraordinary Damages Benefits ............................. 15
     Section 3.4 Opt-Out Rights ............................................. 15

ARTICLE 4- CLAIMS ADMINISTRATION ............................................ 16
     Section 4.1 Benefit Claim Forms ........................................ 16
     Section 4.2 Benefit Determination ...................................... 17
     Section 4.3 Extraordinary Damage Benefit Claim Form .................... 20
     Section 4.4 Extraordinary Damages Benefit Determination ................ 20
     Section 4.5 Liens ...................................................... 21
     Section 4.6 Claims Administration Procedures ........................... 22
     Section 4.7 General Claims Administration Matters ...................... 22
     Section 4.8 Fraudulent Claims .......................................... 23

ARTICLE 5- ATTORNEYS' FEES .................................................. 23
     Section 5.1 Existing Contingency Fee Agreements ........................ 23
     Section 5.2 Plaintiff's Litigation Expense Fund ........................ 23

ARTICLE 6- GENERAL TERMINATION AND RELEASE .................................. 24
     Section 6.1 Good Faith Settlement ...................................... 24
     Section 6.2 Release .................................................... 24
     Section 6.3 Requests to the Trial Court ................................ 25
     Section 6.4 No Recovery from Released Parties Outside This Agreement ... 25
     Section 6.5 Claim Forms ................................................ 25

ARTICLE 7 - CONTINUING JURISDICTION ......................................... 25
     Section 7.1 Trial Court Retains Jurisdiction ........................... 25

ARTICLE 8 - TERMINATION ..................................................... 26
     Section 8.1 Termination By Chattem ..................................... 26

ARTICLE 9 - SETTLEMENT IMPLEMENTATION ....................................... 27
     Section 9.1 General .................................................... 27
     Section 9.2 Approval Process Provisions ................................ 27
     Section 9.3 Conditions ................................................. 28

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ARTICLE 10 - ASSIGNMENT OF CLAIMS ........................................... 29
     Section 10.1 Class Members' Claims Against Alps ........................ 29
     Section 10.2 Recovery From Alps ........................................ 29
     Section 10.3 Duty To Cooperate With Assigned Claims .................... 29

ARTICLE 11- MISCELLANEOUS ................................................... 29
     Section 11.1 Confidential Information .................................. 29
     Section 11.2 Successors and Assigns .................................... 30
     Section 11.3 Use of Settlement and Negotiations in Other Proceedings ... 30
     Section 11.4 No Admission of Liability or Lack of Merit ................ 30
     Section 11.5 Titles and Headings ....................................... 30
     Section 11.6 Distribution of Remaining Funds ........................... 31
     Section 11.7 Notice to Parties ......................................... 31
     Section 11.8 Receipt of Documentation .................................. 32
     Section 11.9 No Third Party Beneficiaries .............................. 32
     Section 11.10 Entire Agreement ......................................... 32
     Section 11.11 Governing Law ............................................ 32
     Section 11.13 Original Signatures ...................................... 33
     Section 11.14 Severance of Agreement ................................... 33






























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                        CLASS ACTION SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT, dated as of April 13, 2004 (this "SETTLEMENT AGREEMENT" or "CLASS ACTION SETTLEMENT" OR "SETTLEMENT") is entered into by and between Chattem, Inc., a Tennessee corporation ("CHATTEM,") on behalf of itself and the other Released Parties hereunder, and the undersigned Class Counsel on behalf of the Class Representatives. The Class Representatives, together with Chattem, are sometimes referred to herein as the "PARTIES."

                                    RECITALS

WHEREAS, Chattem and the Class Representatives hereby agree to a class action settlement subject to the approval of the Trial Court, with respect to Class Members in the United States which would resolve, on the terms set forth in this Settlement Agreement, Settled Claims against Chattem and other Released Parties arising from Dexatrim(R) Products, pending in various courts, including but not limited to claims which have been made in the actions that have been or will be transferred for coordinated or consolidated pretrial proceedings to the United States District Court for the Western District of Washington at Seattle (In RE PHENYLPROPANOLAMINE (PPA) products liability litigation (MDL No. 1407)), and in numerous other federal and state courts.

WHEREAS, this Settlement Agreement shall not be construed as evidence of or as an admission by any of the Released Parties of any liability or wrongdoing whatsoever or as an admission by the Class Representatives or Class Members of any lack of merit in their claims.

NOW, THEREFORE, Chattem and the Class Representatives hereby agree, subject to Final Judicial Approval, compliance with applicable legal requirements, and other conditions, all as set forth below, that the Settled Claims against Chattem and other Released Parties, as defined herein, will be settled, compromised and released, in accordance with the following terms.





















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                             ARTICLE 1- DEFINITIONS

SECTION 1.1 DEFINITIONS

For purposes of this Settlement Agreement the following terms shall have the meanings set forth in this Article 1. Terms used in the singular shall be deemed to include the plural and vice versa.

(a.)     "$" shall denote United States dollars.

(b.)     "AGGREGATE OPT-OUT MATRIX VALUE" shall have the meaning set forth in
         Section 8.1 (b).

(c.) "BUSINESS DAY" shall mean any day other than Saturday, Sunday or any U.S. federal holiday or any other day that the Trustee is closed.

(d.)     "BENEFIT CLAIM FORM" shall have the meaning set forth in Section 4.1
         (a).

(e.) "BENEFIT CLAIM FORM DEADLINE" shall mean the date that the Trial Court sets as the last day for Class Members to submit a Benefit Claim Form.

(f.)     "BENEFIT FUND" shall have the meaning set forth in Section 2.3(a).

(g.) "CASE SCORING COMPONENT(S)" shall mean one or more components on the applicable Case Scoring Worksheet.

(h.) "CASE SCORING WORKSHEET" shall mean the "Matrix Scoring Worksheet for Hemorrhagic Stroke Cases," attached as Exhibit E to Annex I the "Matrix Scoring Worksheet for Ischemic Stroke Cases," attached as Exhibit F to Annex I, or the "Matrix Scoring Worksheet for Other Injuries and Cardiac Injuries," attached as Exhibit G to Annex I.

(i.)     "CHATTEM SETTLEMENT CLAIM NUMBER" shall have the meaning set forth in
         Section 4.2(b).

(j.)     "CHATTEM" shall mean Chattem, Inc., a Tennessee corporation.

(k.) "CHATTEM CLAIMS COORDINATOR" shall mean Miller & Martin PLLC and its agents, and/or any other person(s), or entity (ies) selected by Chattem to coordinate the administration of claims on behalf of Chattem.

(l.) "CLAIMS ADMINISTRATOR" shall mean the person(s) or entity (ies) to be appointed by the Court and his/her, or its agents, to administer claims under this Settlement Agreement.

(m.) "CLASS ACTION SETTLEMENT" OR "SETTLEMENT" shall have the meaning set forth in the Preamble.

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(n.)     "CLASS COUNSEL" shall mean those attorneys executing this Settlement
         Agreement on behalf of the Class Representatives, or such other attorneys as shall be approved by the Court as counsel to the Settlement Class.

(o.) "CLASS COUNSEL CLAIMS COORDINATOR" shall mean the person, persons, or entity selected by Class Counsel and approved by the Court, to coordinate the administration of claims on behalf of Class Members.

(p.)     "CLASS MEMBERS" shall mean members of the Settlement Class.

(q.) "CLASS REPRESENTATIVES" shall mean Jon Park and Danza Honeyblue, or different persons as shall be designated by the Court as the Representative(s) of the Settlement Class, in the action in Federal District Court captioned IN RE PHENYLPROPANOLAMINE (PPA) products liability litigation (MDL No. 1407).

(r.)     "CONTINUING FUNDING DATE" shall have the meaning set forth in Section
         2.2(c).

(s.) "CONTINUING FUNDING AMOUNT" shall have the meaning set forth in Section 2.2(c).

(t.) "COURT" and/or "TRIAL COURT" and/or "FEDERAL DISTRICT COURT" means the United States District Court for the Western District of Washington at Seattle.

(u.) "DERIVATIVE CLAIMANT" shall mean any person asserting the right to sue Chattem independently or derivatively, by reason of their personal or family relationship with a Dexatrim(R) Product User.

(v.) "DEXATRIM(R) CASE SCORING SYSTEM AND MATRIX" or "MATRIX" shall mean that document titled "Dexatrim(R) Case Scoring System and Matrix" attached hereto as Annex 1.

(w.) "DEXATRIM(R) PRODUCT USERS" shall mean persons who ingested one or more Dexatrim(R) Products on or after December 21, 1998 and who were citizens or residents of the United States at the time of their alleged injury.

(x.) "DEXATRIM(R) PRODUCTS" shall mean all appetite suppressant products bearing the trademark Dexatrim(R) marketed, distributed and/or manufactured by Chattem, Inc., and/or The Delaco Company, as successor by merger to Thompson Medical Company, Inc. that contained Phenylpropanolamine.

(y.) "DOCUMENTED UNREIMBURSED OR UNREIMBURSABLE ECONOMIC DAMAGES" shall have the meaning set forth in Section 3.3(c).

(z.} "EDF DISTRIBUTION RECOMMENDATION" shall have the meaning set forth in Section 4.4(a).

(aa.)    "EXTRAORDINARY DAMAGE FUND BENEFIT CLAIM FORM" and "EDF BENEFIT CLAIM

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         FORM" shall have the meaning set forth in Section 4.3(a).

(bb.) "EXTRAORDINARY DAMAGES FUND" and "EDF" shall have the meaning set forth in Section 2.3(b). The Extraordinary Damages Fund is sometimes referred to in the Matrix as the "Extraordinary Injury Fund," and those two terms may be used interchangeably. It is expressly understood that, although the Matrix provides that an Extraordinary Injury Fund in the amount of $12.5 million will be established, Class Members under this Settlement Agreement are entitled to only $5.0 million and Chattem is not required to pay more than $5.0 million to the Extraordinary Damages Fund. Any amount greater than $5.0 million that is referenced in the Matrix is referring to an amount paid by another party for the benefit of persons other than Class Members.

(cc.) "FAIRNESS HEARING DATE" means the date on which the Fairness Hearing takes place.

(dd.) "FAIRNESS HEARING" means the hearing conducted by the Court to determine the fairness, adequacy and reasonableness of this Settlement Agreement under Fed. R. Civ. P. 23(e).

(ee.)    "FINAL BENEFIT DETERMINATION" shall have the meaning set forth in
         Section 4.2(d).

(ff.) "FINAL CHATTEM SETTLEMENT TRUST" shall mean a trust established to receive funds to be transferred from the Initial Chattem Settlement Trust and paid by or on behalf of Chattem or the other Released Parties, pursuant to the terms of this Settlement Agreement and the Final Settlement Trust Agreement.

(gg.) "FINAL EDF DISTRIBUTION DETERMINATION" shall have the meaning set forth in Section 4.4(c).

(hh.) "FINAL JUDICIAL APPROVAL DATE" shall mean the date on which Final Judicial Approval occurs.

(ii.) "FINAL JUDICIAL APPROVAL" refers to the approval of the Settlement Agreement by the Court and such approval becoming final by the exhaustion of all available appeals, including writs of certiorari to the United States Supreme Court. Final Judicial Approval shall be deemed not to have been obtained in the event that Trial Court Approval is denied, and the period for appealing such denial has expired without any such appeal having been taken.

(jj.) "FINAL SETTLEMENT TRUST AGREEMENT" shall mean the Final Settlement Trust Agreement in the form to be agreed to by the Parties and approved by the Trial Court.

(kk.) "INITIAL CHATTEM SETTLEMENT TRUST" shall mean a trust established to receive funds to be paid by or on behalf of Chattem and the other Released Parties as provided in this Settlement Agreement, pursuant to the Initial Settlement

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        Trust Agreement.

(ll.)    "INITIAL FUNDING DATE" shall have the meaning set forth in Section
         2.2(a).

(mm.)    "INITIAL FUNDING AMOUNT" shall have the meaning set forth in Section
         2.2(a).

(nn.) "INITIAL SETTLEMENT TRUST AGREEMENT" shall mean the document attached hereto as Annex II.

(oo.) "MATRIX LEVELS" shall mean the horizontal rows on the "Injury Matrix," attached as Exhibit A to Annex I.

(pp.)    "NOTICE" shall have the meaning set forth in Section 9.2(a).

(qq.) "OPT-OUT DEADLINE" shall mean the date and time preset by the Trial Court, which is the last day on which Class Members may exercise the Opt-Out Right.

(rr.)    "OPT-OUT RIGHT" shall have the meaning set forth in Section 3.4(a).

(ss.)    "PARTIES" shall have the meaning set forth in the preamble.

(tt.) "PLAINTIFF'S' COUNSEL' and "CLASS MEMBER'S COUNSEL" shall mean any attorney who represents one or more individual Class Members.

(uu.) "PRELIMINARY APPROVAL" shall mean the conditional certification of the proposed class for settlement purposes and the preliminary approval of this Settlement Agreement by the Trial Court.

(vv.) "PRELIMINARY APPROVAL DATE" shall mean the date on which the Preliminary Approval occurs.

(ww.)    "PRELIMINARY BENEFIT DETERMINATION" shall have the meaning set forth in
         Section 4.2(a).


(xx.)    "RELEASED PARTIES" shall mean:

         (i) Chattem, Inc. and each of its past, present and future direct or indirect parent companies, subsidiaries, affiliates, divisions, joint venturers, predecessors, successors, and assigns;

         (ii) The Delaco Company, as successor by merger to Thompson Medical Company, Inc. ("DELACO") and each of its past, present and future direct or indirect parent companies, subsidiaries, affiliates, divisions, joint venturers, predecessors, successors, and assigns;

         (iii)    Sidmak Laboratories, Inc. ("Sidmak") and each of its past,

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                  present and future direct or indirect parent companies,
                  subsidiaries, affiliates, divisions, joint venturers, predecessors, successors, and assigns

         (iv) suppliers of the raw material Phenylpropanolamine hydrochloride used in the manufacture of Dexatrim(R) Products (including, without limitation, Sidmak); however, it is expressly understood that Alps Pharmaceutical Ind. Co., Ltd. ("ALPS") is not a Released Party;

         (v) suppliers of materials other than Phenylpropanolamine, machines or equipment used in the manufacture of Dexatrim(R) Products;

         (vi) Chattem's contract manufacturers of finished Dexatrim(R) Products (including, without limitation, Sidmak);

         (vii) any and all distributors of Dexatrim(R) Products, including, without limitation, wholesale distributors, private label distributors, retail distributors, pharmacies and pharmacists;

         (viii) any other person or entity (specifically including the Consumer Healthcare Products Association and its predecessors ("CHPA")) involved in the development, design, manufacture, formulation, testing, distribution, marketing, labeling, regulatory submissions, advertising or sale of Dexatrim(R) Products (including, without limitation, consultants to Delaco or Chattem); however, nothing in this sub-section shall affect the rights of individuals from pursuing their claims against CHPA to the extent those claims do not relate to a Dexatrim(R) Product; and

         (ix) for each entity identified above, all of its past, present and future direct or indirect parent companies, subsidiaries, affiliates, divisions, joint venturers, predecessors, successors, and assigns and, collectively, all of their past, present and future directors, officers, employees, agents, attorneys, shareholders, underwriters and insurers, and for each person identified above, all of his, her, or their respective past, present or future heirs, estates and personal representatives.

(yy.) "REPRESENTATIVE CLAIMANT" shall mean an estate, administrator or other legal representative, trust or "special needs trust" of a Dexatrim(R) Product User or Derivative Claimant. For the purpose of clarity, the parties acknowledge that Representative Claimants are entitled to any and all rights and benefits under this Settlement Agreement that the represented Dexatrim(R) Product Users

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         and/or Derivative Claimant would have received hereunder regardless of any state law to the contrary.

         (zz.) "SETTLED CLAIMS" shall mean any and all claims, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, existing now or arising in the future by any or all members of the Settlement Class arising out of or relating to any of the Dexatrim(R)Products or their development, manufacture, formulation, testing, distribution, marketing, labeling, regulatory submissions, advertising, sale, or ingestion. These "SETTLED CLAIMS" include, without limitation and by way of example, all claims for damages or remedies of whatever kind or character, known or unknown, that are now recognized by law or that may be created or recognized in the future by statute, regulation, judicial decision, or in any other manner, for:

         (i) personal injury and/or bodily injury, damage, death, fear of disease or injury, mental or physical pain or suffering, emotional or mental harm, or loss of enjoyment of life;

         (ii) loss of wages, income, earnings, and earning capacity, medical expenses, doctor, hospital, nursing, and drug bills;

         (iii) loss of support, services, consortium, companionship, society or affection, or damage to familial relations, by spouses, parents, children, other relatives or "significant others" of Class Members;

         (iv)     wrongful death and survival actions;

         (v) medical screening and monitoring, injunctive and declaratory relief,

         (vi) consumer fraud, refunds, unfair business practices, deceptive trade practices, Unfair and Deceptive Acts and Practices ("UDAP,") unjust enrichment, disgorgement and other similar claims whether arising under statute, regulation, or judicial decision;

         (vii) compensatory damages, punitive, exemplary, statutory and other multiple damages or penalties of any kind including, without limitation, economic or business losses or disgorgement of profits arising out of personal injury;

         (viii)   pre-judgment or post-judgment interest; and/or

         (ix)     attorneys' fees, costs of court or litigation expenses.

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(aaa.)   "SETTLEMENT AGREEMENT" shall mean this document and all attachments, appendices, and annexes thereto.

(bbb.) "SETTLEMENT CLASS" shall mean all Dexatrim(R)Product Users who sustained bodily injury on or after December 21, 1998 allegedly as a result of his or her ingestion of a Dexatrim(R)Product, and their associated Derivative Claimants and Representative Claimants. The Settlement Class shall expressly exclude any person or entity that entered into a settlement with Chattem (which included a release) related to claims arising out of the use of a Dexatrim(R)Product. THE Settlement Class shall also expressly exclude any individual (and their associated Derivative Claimants and Representative Claimants) against whom any court has entered judgment or dismissal with prejudice in an action related to a Dexatrim(R)Product on or before the Preliminary Approval Date, regardless of whether such judgment or dismissal is the subject of a motion for reconsideration, motion to alter, amend, or set aside the judgment or similar motion, or an appeal..

(ccc.) "SPECIAL MASTER" shall have the meaning set forth in Section 4.2(e) and, in addition, shall perform the functions assigned to the "Administrator" and the "EIF Administrator" in the Matrix.

(ddd.)   "SUPPLEMENTAL BENEFIT CLAIM FORM" shall have the meaning set forth in
         Section 4.1(c).

(eee.) "TOTAL MATRIX SCORE" shall have the meaning set forth in Section VI of Annex I.

(fff.) "TRIAL COURT APPROVAL DATE" shall mean the date upon which Trial Court Approval occurs.

(ggg.) "TRIAL COURT APPROVAL" shall mean the granting, by order entered on the docket thereof, of the approval of the Settlement Agreement by the Trial Court.

(hhh.) "TRUSTEE" shall mean that person or entity approved by the Court as Trustee of the Initial Chattem Settlement Trust and/or the Final Chattem Settlement Trust in accordance with the Initial Settlement Trust-Agreement and the Final Settlement Trust Agreement, and any successor Trustee and will serve subject to the jurisdiction and supervision of the Court.












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                 ARTICLE 2 - CHATTEM SETTLEMENT TRUST AND FUNDS

Section 2.1 Establishment Of Chattem Settlement Trust

(a) Initial Chattem Settlement Trust. On or before the Preliminary Approval Date, Chattem shall create the Initial Chattem Settlement Trust to receive amounts to be paid by or on behalf of Chattem and the other Released Parties. There shall be a single corporate Trustee of the Initial Chattem Settlement Trust. Such Trustee shall be a bank organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision and examination by federal or state authority and shall be appointed by Chattem (with the consent of Class Counsel, such consent not to be unreasonably withheld), subject to the approval of the Court. The Initial Settlement Trust Agreement, attached hereto as Annex II, sets forth the duties and obligations of the Trustee.

(b) Final Chattem Settlement Trust. No later than thirty (30) days after the Trial Court Approval Date, the Final Chattem Settlement Trust will be established on terms that are mutually agreeable to the Parties. The Final Chattem Settlement Trust will receive and administer amounts to be transferred from the Initial Chattem Settlement Trust in accordance with the terms of a Final Settlement Trust Agreement agreed to by the Parties.

(c) In the event that this Settlement Agreement is terminated in accordance with
Article 8 hereunder or in the event that all conditions specified in Section 9.3 hereunder are not satisfied or waived by Chattem, Chattem shall have the exclusive right to all funds deposited into or property transferred to the Initial Chattem Settlement Trust.

(d) Chattem shall have the right to the funds deposited into or property transferred to the Initial Chattem Settlement Trust and the Final Chattem Settlement Trust in accordance with Section 11.6 hereunder.

SECTION 2.2 FUNDING

(a) Funding of Initial Chattem Settlement Trust. On or before the date that is twenty (20) days after the Preliminary Approval Date (the "INITIAL FUNDING DATE"), Chattem shall deliver to the Initial Chattem Settlement Trust $60,885,000 (the "INITIAL FUNDING AMOUNT").

(b) Funding of Final Chattem Settlement Trust. Within five (5) days after the later of: (i) the Trial Court Approval Date, and (ii) the date on which the Final Chattem Settlement Trust is created, the Trustee of the Initial Chattem Settlement Trust shall deliver all assets contained in the Initial Chattem Settlement Trust to the Final Chattem Settlement Trust.



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(c) Continuing Funding. The Trustee of the Final Chattem Settlement Trust shall notify Chattem immediately after the balance of the Benefit Fund falls below $5 million. Within fifteen (15) days after the date that the Trustee notifies Chattem that the balance of the Benefit Fund has fallen below $5 million ("CONTINUING FUNDING DATE"), Chattem shall deposit into the Final Chattem Settlement Trust the sum that will cause the balance of the Benefit Fund to be at least the total of: (x) $5 million, plus (y) the sum that represents the total dollar amount of all Final Benefit Determinations for which a payment has not been issued as of the Continuing Funding Date ("CONTINUING FUNDING AMOUNT").

SECTION 2.3 ESTABLISHMENT OF BENEFIT FUNDS

(a) Benefit Fund. The Trustee of the Final Chattem Settlement Trust shall initially allocate $60,885,000 of the Initial Funding Amount to the Benefit Fund. The Trustee of the Final Chattem Settlement Trust shall allocate all Continuing Funding Amounts to the Benefit Fund. The Trustee of the Final Chattem Settlement Trust also shall allocate to the Benefit Fund that portion, if any, of the Assigned Alps Claims expressly allocated to the Benefit Fund in Section 10.2.

(b) Extraordinary Damages Fund. Within fifteen (15) days after a Final Benefit Determination is rendered for all Class Members who submitted a BENEFIT Claim Form, the Trustee of the Final Chattem Settlement Trust shall allocate $5.0 million from the Benefit Fund to the Extraordinary Damages Fund. The Trustee of the Final Chattem Settlement Trust also shall allocate to the Extraordinary Damages Fund that portion, if any, of the Assigned Alps Claims expressly allocated to the Extraordinary Damages Fund in Section 10.2. The Trustee of the Final Chattem Settlement Trust also shall allocate any interest that accrues on or after the Trial Court Approval Date on funds on deposit in either the Initial Settlement Trust or the Final Chattem Settlement Trust to the Extraordinary Damages Fund.

SECTION 2.4 FUNDING EXTENSIONS

(a) If Kemper Insurance Company fails to deliver all or any portion of $37.5 million and/or General Star Indemnity Company fails to deliver all or any portion of $22.5 million to Chattem or the Initial Chattem Settlement Trust on or before the Initial Funding Date, the Initial Funding Amount due on the Initial Funding Date shall be reduced by that portion not delivered by Kemper Insurance Company and/or General Star Indemnity Company; however, within ninety
(90) days after the Initial Funding Date, or longer if ordered by the Trial Court, Chattem shall deposit into the Initial Chattem Settlement Trust an amount equal to such reduced portion.

(b) If any action by a third party causes any portion of the amount deposited by Kemper Insurance Company into the Initial Settlement Trust and/or the Final Chattem Settlement Trust to be unavailable to pay claims, the Continuing Funding Date specified in Section 2.2(c) shall be extended by ninety (90) days, or longer if ordered by the Trial Court.

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SECTION 2.5 OTHER PROVISIONS

(a) The Parties agree that the Final Chattem Settlement Trust is being established to resolve or satisfy one or more contested or uncontested claims that have resulted or may result from an event (or related series of events) that has occurred and has given rise to claims asserting liability arising out of a tort. The Initial Chattem Settlement Trust and the Final Chattem Settlement Trust shall be structured and managed pursuant to the Initial Settlement Trust Agreement and the Final Settlement Trust Agreement, respectively, and will contain customary provisions for such trusts including obligations of the Final Chattem Settlement Trust to provide such information to Chattem and Class Counsel as Chattem or Class Counsel shall reasonably request for financial, legal, regulatory and tax purposes.

(b) The Parties agree that all of the amounts being paid to or on behalf of Class Members pursuant to the terms of this Settlement Agreement are being paid as damages (other than punitive damages) on account of alleged personal physical injuries or alleged physical sickness of the members of the Settlement Class, including physical injuries or physical sickness resulting from alleged emotional harm, as described in 26 U.S.C. section 104(a)(2). The Parties further agree that the claims set forth in the definition of Settled Claims in Article 1 have their origin in such alleged physical personal injuries or physical sickness.

(c) Chattem shall not have any financial obligations under this Settlement Agreement other than the payment obligations explicitly set forth in this Settlement Agreement. Neither Chattem nor any of the other Released Parties shall have any liability to any Class Member arising from the handling of claims by the Trustee, the Claims Administrator, the Chattem Claims Coordinator, or the Class Counsel Claims Coordinator.

(d) All cash and property transferred into the Initial Chattem Settlement Trust and the Final Chattem Settlement Trust shall be the sole property of the Initial Chattem Settlement Trust and the Final Chattem Settlement Trust, respectively, and shall be exempt from Chattem's creditors. All of the assets in the Final Chattem Settlement Trust shall be pledged to secure the performance of all of Chattem's obligations under this Settlement Agreement.

(e) The Trustee shall withhold and pay over such taxes as may be required and shall fulfill all tax filing obligations, including applicable reporting obligations with respect to all distributions and payments pursuant to the terms of this Settlement Agreement. The Initial Chattem Settlement Trust and the Final Chattem Settlement Trust each shall be responsible for all fees, taxes and other costs of administration of the respective Trusts, including, without limitation, taxes on any income or gain earned on any assets in the respective Trusts.


                        CLASS ACTION SETTLEMENT AGREEMENT

                  ARTICLE 3 - CLASS MEMBER RIGHTS AND BENEFITS

SECTION 3.1 BENEFIT PAYMENTS TO CLASS MEMBERS

The portion, if any, of the Benefit Fund to which a Class Member is entitled shall be determined pursuant to the terms of the Dexatrim(R) Case Scoring System and Matrix, attached hereto as Annex 1.

SECTION 3.2 PAYMENT OF BENEFITS

Payments made pursuant to Section 3.1 shall be made as soon as practical, but in no event later than thirty (30) days after the date on which a Final Benefit Determination is made pursuant to Section 4.2(d) or Section 4.2(e).

SECTION 3.3 EXTRAORDINARY DAMAGES BENEFITS

(a) In addition to the benefits set forth in Section 3.1, Class Members may be eligible to receive additional compensation under this Settlement Agreement ("EXTRAORDINARY DAMAGE FUND BENEFITS" or "EDF BENEFITS"). The EDF Benefits, if any, to which a Class Member is entitled shall be determined pursuant to the terms of the Dexatrim(R) Case Scoring System and Matrix, and are sometimes referred to in the Matrix as the "EIF Award."

(b) Class Members are eligible to receive EDF Benefits if the Class Member: (1) sustained a hemorrhagic stroke or an ischemic stroke, (2) has a Final Determination Matrix Level of IV, V, or VI, and (3) has Documented Unreimbursed or Unreimbursable Economic Damages of at least $250,000.

(C) "DOCUMENTED UNREIMBURSED OR UNREIMBURSABLE ECONOMIC DAMAGES" means the following items, but only to the extent that they relate to a hemorrhagic or ischemic stroke that was caused by the ingestion of a Dexatrim(R) Product: (1) non-reimbursed out-of-pocket past medical expenses, (2) non-reimbursable future medical expenses, (3) non-reimbursable future living expenses, (4) non-reimbursed past lost wages; (5) non-reimbursable future lost wages, (6) non-reimbursable loss of earning capacity (both past and future), and (7) the amount that a Class Member is required to pay a third party to extinguish a lien for medical expenses. Documentation may consist of medical records, billing records, tax returns, social security earnings statements, expert reports (e.g. economists, life care planners, neurologists, physiatrists, etc.) or any other documentation or evidence found acceptable by the Class Counsel Claims Coordinator.

SECTION 3.4 OPT-OUT RIGHTS

(a) All Class Members (except as provided in Section 3.4(b) below) are eligible to opt out of the Settlement represented by this Settlement Agreement (the "OPT-OUT RIGHT"). Each Class Member wishing to exercise an Opt-Out Right must submit a written letter, signed by the Class Member, that includes the following information: (i) his or her

                         CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 15
name, address and telephone number; (ii) with respect to each Dexatrim(R) Product, the date of ingestion; (iii) with respect to each Dexatrim(R) Product, the lot number and product number, if available; (iv) whether such Class Member is represented by counsel and if so, the name, address and telephone number of his or her lawyer; and (v) the type of injury alleged (hemorrhagic stroke, ischemic stroke, cardiac injury, or other injury). A copy of the letter must be sent to an address that is set forth in the Notice and postmarked no later than the Opt-Out Deadline, as set by the Trial Court. The Claims Administrator shall promptly forward copies of all such letters to Chattem and to Class Counsel and shall file a list of all such Class Members who exercise an Opt-Out Right with the Court.

(b) In the event that there is both a Dexatrim(R) Product User or a Representative Claimant and one or more Derivative Claimants, the Dexatrim(R) Product User's or the Representative Claimant's exercise or failure to exercise an Opt-Out Right shall be binding on the associated Derivative Claimant(s).

                        ARTICLE 4 - CLAIMS ADMINISTRATION

SECTION 4.1 BENEFIT CLAIM FORMS

(a) Each Class Member claiming benefits must submit a claim form ("BENEFIT CLAIM FORM") attached hereto as Annex III, to the Claims Administrator on or before the Benefit Claim Form Deadline. The Class Member must complete the portions of the Benefit Claim Form relating to the category (ies) that the Class Member believes entitle him or her to Benefits under Section 3.1. Any Class Member who does not submit a Benefit Claim Form on or before the Benefit Claim Form Deadline shall not be eligible to receive any benefits under this Settlement Agreement.

(b) Within thirty (30) days after the Claims Administrator receives a Benefit Claim Form, the Claims Administrator shall: (i) assign a unique identifying number to the claim ("CHATTEM SETTLEMENT CLAIM NUMBER") where one has not already been assigned; and (ii) if necessary, notify the Class Member or the Class Member's Counsel regarding the nature of any deficiency in the Benefit Claim Form. Benefit Claim Forms that fail to provide required information and/or documentation shall not be considered "complete." Within thirty (30) days after receiving a complete Benefit Claim Form, or earlier if requested by the Chattem Claims Coordinator, the Claims Administrator shall provide a copy of the complete Benefit Claim Form and any other information or documentation submitted by the Class Member with the Benefit Claim Form to the Chattem Claims Coordinator.

(c) Within thirty (30) days after the Chattem Claims Coordinator receives a complete Benefit Claims Form from the Claims Administrator, or upon Final Judicial Approval, whichever is later, the Claims Administrator shall, at the request of the Chattem Claims Coordinator, request the additional information and documentation specified in the Supplemental Benefit Claim Form attached hereto as Annex IV ("SUPPLEMENTAL BENEFIT CLAIM FORM"). The Claims Administrator shall establish a deadline by which the Class Member must complete the Supplemental Benefit Claim Form. This deadline shall be a

                        CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 16
date that is no less than one hundred and twenty (120) days from the date the Claims Administrator mails the Supplemental Benefit Claim Form to the Class Member.

(d) Each Class Member to whom it is sent must complete the Supplemental Benefit Claim Form and return it along with all requested documentation to the Claims Administrator on or before the deadline set forth in the Supplemental Benefit Claim Form. Any Class Member who is required to submit a Supplemental Claim Form and who does not submit a Supplemental Claim Form on or before the deadline shall not be eligible to receive any benefits under this Settlement Agreement.

(e) Within thirty (30) days after the Claims Administrator receives a Supplemental Benefit Claim Form, the Claims Administrator shall notify the Class Member or the Class Member's Counsel of any additional information that is necessary to make a preliminary determination as to the benefit, if any, to which the Class Member is entitled. A Supplemental Benefit Claim Form shall be deemed "complete" when the Class Member has submitted all information and documentation specified in the Supplemental Claim Form Completeness Checklist, attached hereto as Annex V. Within thirty (30) days after receiving a complete Supplemental Benefit Claim Form, or earlier if requested by the Chattem Claims Coordinator, the Claims Administrator shall provide to the Chattem Claims Coordinator a copy of the complete Supplemental Benefit Claim Form and any other information or documentation submitted by the Class Member with the Supplemental Benefit Claim Form.

SECTION 4.2 BENEFIT DETERMINATION

(a) As soon as practicable, but in no event more than one hundred and twenty
(120) days after receiving a complete Benefit Claim Form and, if applicable, a complete Supplemental Benefit Claim Form, the Chattem Claims Coordinator shall meet and confer with the Class Member or the Class Member's Counsel to make a preliminary determination as to whether the Class Member is entitled to any benefits, and if so, the benefit to which the Class Member is entitled (the "PRELIMINARY BENEFIT DETERMINATION"). The Preliminary Benefit Determination shall be determined pursuant to the terms of the Dexatrim(R) Case Scoring System and Matrix. If, after meeting and conferring in good faith pursuant to this
Section 4.2(a), the Chattem Claims Coordinator and the Class Member or Class Member's Counsel are unable to agree on a Preliminary Benefit Determination, the Chattem Claims Coordinator shall provide the Claims Administrator with a completed Case Scoring Worksheet representing the Chattem Claims Coordinator's Preliminary Benefit Determination.

(b) Within ten (10) days of receiving the Chattem Claims Coordinator's Preliminary Benefit Determination described in Section 4.2(a), the Claims Administrator shall mail, via Certified Mail - Return Receipt Requested, notice to the Class Member or the Class Member's Counsel of such determination, and shall attach the completed Case Scoring Worksheet.




                        CLASS ACTION SETTLEMENT AGREEMENT

(c) Within thirty (30) days after the date on which the Claims Administrator mails notice of the Chattem Claims Coordinator's Preliminary Benefit Determination to the applicable Class Member or the Class Member's Counsel, the Class Member may challenge the Chattem Claims Coordinator's Preliminary Benefit Determination. To challenge the Chattem Claims Coordinator's Preliminary Benefit Determination, the Class Member must submit a complete Case Scoring Worksheet along with a narrative description that is no more than ten (10) pages in length, excluding exhibits, and that: (i) identifies the specific Case Scoring Component(s) in the Chattem Claims Coordinator's Preliminary Benefit Determination that the Class Member is challenging; and (ii) for each Case Scoring Component that the Class Member is challenging, states the Total Matrix Score the Class Member believes is accurate and sets forth all facts and arguments in support of the Total Matrix Score that the Class Member believes is accurate.

(d) If the Class Member does not challenge the Chattem Claims Coordinator's Preliminary Benefit Determination within the time frame set forth in Section 4.2(c), the Chattem Claims Coordinator's Preliminary Benefit Determination shall constitute a final and binding determination of all benefits (except, if applicable, EDF Benefits pursuant to Section 3.3) to which that Class Member is entitled ("FINAL BENEFIT DETERMINATION"). The Final Benefit Determination shall be determined pursuant to the terms of the Dexatrim(R) Case Scoring System and Matrix. If the Class Member challenges the Chattem Claims Coordinator's Preliminary Benefit Determination as set forth in Section 4.2(c), the Special Master described in Section 4.2(e) shall make a Final Benefit Determination in accordance with Section 4.2(e).

(e) The Parties shall request that the Trial Court appoint Judge John Keefe (Ret.) as a Special Master to, among other things, make final determinations when a Class Member challenges the Chattem Claims Coordinator's Preliminary Benefit Determination ("SPECIAL MASTER"). The Trial Court has the authority to remove the Special Master and to appoint more than one Special Master. The Special Master shall be compensated a reasonable fee for his time from the Benefit Fund. For each challenge of a Preliminary Benefit Determination, the Special Master shall meet and confer with the Chattem Claims Coordinator and the applicable Class Member or Class Member's Counsel and shall determine the scope of discovery and schedule an arbitration hearing at a date, time, and place of the Special Master's choosing, which should be no later than one hundred and twenty (120) days after the "meet and confer" with the Special Master. Neither the Class Member nor the Chattem Claims Coordinator need personally appear at the "meet and confer" with the Special Master or the arbitration hearing, and either side may appear by telephone. The Special Master shall have the discretion to create reasonable and ordinary procedural rules and requirements for the arbitration. Within thirty (30) days after the arbitration hearing set forth in this Section 4.2(e), the Special Master shall render a Final Benefit Determination based on the application of the Matrix and the guidelines set forth in this Agreement.

(f) The Chattem Claims Coordinator shall be entitled to obtain reasonable discovery related to any Class Member who challenges a Preliminary Benefit Determination. The scope of such discovery shall be limited to the Case Scoring Component(s) challenged by

                          CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 18
the Class Member and may specifically include, but is not limited to, access to the Class Member's medical records and the ability to take oral depositions of the Class Member and the medical providers that diagnosed and treated the injury for which the Class Member seeks benefits. Class Members are also entitled to obtain reasonable discovery limited to the Case Scoring Component(s) challenged by the Class Member; however, it is expressly understood that Class Members are not entitled to obtain any discovery from any Released Parties. The Special Master shall resolve any disputes regarding the scope of the Chattem Claims Coordinator's right to discovery. The Special Master shall allow a reasonable time for the Chattem Claims Coordinator to conduct discovery prior to the arbitration hearing date described in Section 4.2(e).

(g) The arbitration pursuant to Section 4.2(e) shall be limited to deciding only the Case Scoring Component(s) challenged by the Class Member at the time he or she submitted his or her challenge pursuant to Section 4.2(c). All Case Scoring Components not challenged by the Class Member in the time permitted by
Section 4.2(c) shall be deemed conclusively established. The Special Master shall conduct a de novo review of the Case Scoring Component(s) challenged by the Class Member, and neither party bears any higher burden than the other party.

(h) The Special Master shall have the sole discretion to exclude any evidence from the arbitration hearing described in Section 4.2(e). The Special Master shall exclude all evidence that would have been responsive to the Benefit Claim Form or the Supplemental Benefit Claim Form, but was not submitted by the Class Member to the Claims Administrator on or before the date that the Class Member's Benefit Claim Form or Supplemental Benefit Claim Form was due; however, the Special Master has the authority to make exceptions to this exclusionary rule upon the showing of good cause.

(i) When making a Final Determination, the Special Master shall make a decision with respect to each Case Scoring Component(s) challenged by the Class Member. The Special Master shall then complete a Case Scoring Worksheet and arrive at Matrix Level to which the Class Member is assigned and the Settlement Compensation Amount to which the Class Member is entitled. After determining the Settlement Compensation Amount to which the Class Member is entitled, the Special Master shall choose between: (a) the Settlement Compensation Amount in the Case Scoring Worksheet submitted with the Chattem Claims Coordinator's Preliminary Benefit Determination, and (b) the Settlement Compensation Amount in the Case Scoring Worksheet submitted by the Class Member at the time he or she challenged the Chattem Claims Coordinator's Preliminary Benefit Determination. The Special Master shall select the one of the two Settlement Compensation Amounts that the Special Master finds most reasonable and appropriate pursuant to the application of the Dexatrim(R) Case Scoring System and Matrix and the guidelines set forth in this Agreement. If the Special Master chooses the amount submitted by the Chattem Claims Coordinator, the Class Member shall pay a penalty to the Final Chattem Settlement Trust, and if the Special Master chooses the amount submitted by the Class Member, Chattem shall pay a penalty to the Final Chattem Settlement Trust. Such penalty shall be decided by the Special Master, but in no event shall the penalty be less than $10,000.

                        CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 19

SECTION 4.3 EXTRAORDINARY DAMAGE BENEFIT CLAIM FORM

(a) Each Class Member claiming benefits under Section 3.3 must submit a complete claim form for payment of benefits out of the Extraordinary Damage Fund ("EDF BENEFIT CLAIM FORM") attached hereto as Annex VI, to the Claims Administrator. The deadline to submit an EDF Benefit Claim Form shall be the date the Class Member is required to submit a Supplemental Benefit Claim Form. Any Class Member who does not submit an EDF Benefit Claim Form on or before this deadline shall not be eligible to receive EDF Benefits.

(b) Within thirty (30) days after the Claims Administrator receives an EDF Benefit Claim Form, the Claims Administrator shall: (i) if necessary, notify the Class Member or the Class Member's Counsel regarding the nature-of any deficiency in the EDF BENEFIT Claim Form; and (ii) serve a copy of the EDF Benefit Claim Form and any other information or documentation submitted by the Class Member with the EDF Benefit Claim Form to the Class Counsel Claims Coordinator and the Chattem Claims Coordinator. EDF Benefit Claim Forms shall be deemed "complete" when the Class Member has submitted all information and documentation specified on the EDF Benefit Claim Form Completeness Checklist, attached hereto as Annex VIII Class Members shall be required to correct any deficiencies within thirty (30) days after they are notified of such deficiencies.

(c) Within sixty (60) days after the Chattem Claims Coordinator and the Class Counsel Claims Coordinator receive an EDF Benefit Form from the Claims Administrator, the Chattem Claims Coordinator and the Class Counsel Claims Coordinator shall meet and confer to determine if sufficient information exists to make a preliminary determination as to the EDF Benefit, if any, to which the Class Member is entitled. If either the Class Counsel Claims Coordinator or the Chattem Claims Coordinator believes that additional information is required before making such determination, such information shall be requested from the Class Member or Class Member's Counsel, if any. When the Chattem Claims Coordinator and the Class Counsel Claims Coordinator agree that sufficient information exists to make a preliminary determination as to the EDF Benefit, if any, to which the Class Member is entitled, the EDF Benefit Claim Form shall be considered "complete."

SECTION 4.4 EXTRAORDINARY DAMAGES BENEFIT DETERMINATION

(a) Within thirty (30) days after a Final Benefit Determination is rendered for all Class Members who submitted a Benefit Claim Form, the Chattem Claims Coordinator and the Class Counsel Claims Coordinator shall meet and confer and make a recommendation as to the distribution of the Extraordinary Damages Fund (the "EDF DISTRIBUTION RECOMMENDATION"). The EDF Distribution Recommendation shall be determined pursuant to the terms of the Dexatrim(R) Case Scoring System and Matrix.

(b) Within five (5) days of making the EDF Distribution Recommendation described in Section 4.4(a), the Class Counsel Claims Coordinator shall provide the Special Master

                        CLASS ACTION SETTLEMENT AGREEMENT
with a copy of the EDF Distribution Recommendation and a copy of all EDF Benefit Claims Forms submitted by Class Members. The Class Counsel Claims Coordinator shall also serve a copy of the EDF Distribution Recommendation on all Class Members who submitted an EDF Benefit Claim Form. Any such Class Member may submit an alternative recommendation to the Special Master.

(c) Within sixty (60) days after the date that the Class Counsel Claims Coordinator mails notice of the EDF Distribution Recommendation, the Special Master shall make a final and binding determination as to the distribution of the Extraordinary Damages Fund ("FINAL EDF DISTRIBUTION DETERMINATION"). The Final EDF Distribution Determination shall be determined pursuant to the terms of the Dexatrim(R) Case Scoring System and Matrix.

SECTION 4.5 LIENS

(a) Liens In General. Class Members are each responsible for any and all claims or liens, past, present or future, known or unknown, by any person, entity, insurance carrier, company, business, firm, corporation or governmental entity or agency (including, but not limited to government liens) as a result of any injury the Class Member alleges arises out of the Class Member's ingestion of a Dexatrim(R) Product.

(b) Government Liens. If the Chattem Claims Coordinator or the Class Counsel Claims Coordinator is aware that a state or federal government agency may have a lien on benefits due to a Class Member, the Claims Administrator shall withhold that amount, as ordered by the Trial Court, that is reasonably necessary to satisfy such lien(s). In order to facilitate this process and to ensure government liens are identified, the name, date of birth, and social security number of each class member shall be made available for the inspection of the appropriate government agency.

(c) Lien Hearing. The Parties shall request that the Trial Court hold a hearing for the purpose of determining the amounts owed to state or federal governmental agencies to satisfy liens related to any Settled Claim.

(d) Attorney Liens. If the Class Member states that he or she is represented by counsel in the Benefit Claim Form, the Claims Administrator shall endeavor to make all benefits payable made in the name of the Class Member and the attorney(s) identified by the Class Member in the Benefit Claim Form. However, none of the Released Parties nor the Claims Administrator shall be responsible for any failure to do so. Any notice of representation or change in representation other than that which is made in the Benefit Claim Form shall not change the application of this section.

(e) Indemnity. Any Class Member who receives Benefits from this Settlement Agreement shall be required to indemnify and hold harmless the Released Parties and Class Counsel (but only in their capacity as Class Counsel) from any and all claims, demands, causes of action, of any and every nature whatsoever, made by any person, entity, firm or corporation claiming by, through or under such Class Member, by right of

                         CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 21
assignment or subrogation, in connection with the Released Claims, or by virtue of having paid or reimbursed medical expenses or other compensation arising out of or related to such Class Member's alleged use of a Dexatrim Product.

SECTION 4.6 CLAIMS ADMINISTRATION PROCEDURES

(a) Any disagreement as to the interpretation of the Settlement Agreement or the Matrix as they relate to deciding the benefits, if any, to which a Class Member is entitled shall be resolved by the Special Master. Class Counsel, the Claims Administrator, and Chattem may request that the Special Master issue an opinion to resolve an actual controversy regarding the interpretation of the Settlement Agreement or the Matrix.

(b) The Special Master shall, where necessary, create Claims Administration Procedures that provide specific details about how claims are administered. The Claims Administration Procedures promulgated by the Special Master shall comply with the terms set forth in the Settlement Agreement and the Matrix.

SECTION 4.7 GENERAL CLAIMS ADMINISTRATION MATTERS

(a) Any and all materials submitted by a Class Member pursuant to this Article 4 shall be deemed submitted on the date that such material is post-marked. In the absence of a post-mark or if such post-mark is illegible, the date of receipt shall be the date such material is deemed submitted.

(b) None of Chattem, the Claims Administrator, the Initial Chattem Settlement Trust, the Final Chattem Settlement Trust, the Chattem Claims Coordinator, or the Class Counsel Claims Coordinator shall be responsible for or in any way accept any liability with respect to deficient Claim Forms.

(c) None of the Claims Administrator, the Chattem Claims Coordinator nor the Class Counsel Claims Coordinator shall be liable to the Initial Chattem Settlement Trust or the Final Chattem Settlement Trust to any person holding a personal injury claim or to any other person except for the Claims Administrator's, the Chattem Claims Coordinator's or the Class Counsel Claims Coordinator's own breach of trust committed in bad faith or for willful misconduct. None of the Claims Administrator, the Chattem Claims Coordinator or the Class Counsel Claims Coordinator shall be liable for any act or omission of any of their respective officers, agents, employees, consultants, or other Representative unless the Claims Administrator, the Chattem Claims Coordinator or the Class Counsel Claims Coordinator acts with bad faith or willful misconduct in the selection or retention of such officer, agent, employee, consultant, or other representative.

(d) The provisions of this Section 4.7 shall apply to all persons or entities engaged by the Claims Administrator, the Chattem Claims Coordinator, and the Class Counsel Claims Coordinator to render services relating to the Settlement.


                        CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 22

(e) The Claims Administrator shall be compensated reasonable fees from the Benefit Fund.

SECTION 4.8 FRAUDULENT CLAIMS

(a) In the event that the Special Master determines that any Class Member has submitted a fraudulent claim or allegation, the Special Master may reduce the benefits to which the Class Member may be entitled under this Settlement Agreement by any amount deemed appropriate by the Special Master. In addition to reducing or eliminating a Class Member's benefits, the Special Master, in his or her discretion, may refer and recommend to the Trial Court or any other appropriate court, monetary or injunctive sanctions against the Class Member and/or the Class Member's Counsel including, but not limited to, forfeiture of attorney fees and costs, or the institution of grievance proceedings.

(b) Nothing in this Settlement Agreement shall restrict the Chattem Claims Coordinator from obtaining discovery related to suspected fraudulent claims, as permitted by the Special Master.

                           ARTICLE 5 - ATTORNEYS' FEES

SECTION 5.1 EXISTING CONTINGENCY FEE AGREEMENTS

(a) Attorneys who entered into contingency fee agreements with Class Members after December 21, 2003 are entitled only to reasonable fees for filling out claim forms and consulting with their clients, up to a cap of 10% of the Class Member's Total Settlement Compensation, or $10,000, whichever is less. It is hereby understood that any date that any different provision in the Matrix is replaced with this provision.

(b) Except as set forth in Section 5.1(a), nothing in this agreement is intended to void or to otherwise alter reasonable contingent fee contracts.

SECTION 5.2 PLAINTIFF'S LITIGATION EXPENSE FUND

(a) Before making any payment to any Class Member under this Settlement Agreement, the Trustee of the Final Chattem Settlement Trust shall deduct that amount, if any, required by MDL 1407 Amended Case Management Order No. 8 and 16 Establishing Plaintiffs Litigation Expense Fund.

(b) The Trustee of the Final Chattem Settlement Trust shall deposit all amounts deducted in accordance with Section 5.2(a) to the MDL 1407 Fee and Cost Account in accordance with MDL 1407 Amended Case Management Order No. 8 and 16 Establishing Plaintiff's Litigation Expense Fund.



                          CLASS ACTION SETTLEMENT AGREEMENT

(c) For the purposes of applying MDL 1407 Amended Case Management Order No. 8 and 16 Establishing Plaintiffs Litigation Expense Fund, all claims settled by this Settlement Agreement are deemed to be settled within the jurisdiction of the Trial Court.

SECTION 5.3 ANY OTHER ATTORNEYS FEES OR COSTS

Class Counsel agree that they will not seek any attorneys fees or costs from any of the Released Parties; however, the Released Parties agree that they will not object to any reasonable application by Class Counsel for common benefit fees from other sources.

                   ARTICLE 6 - GENERAL TERMINATION AND RELEASE

SECTION 6.1 GOOD FAITH SETTLEMENT

The Parties agree that this Settlement Agreement is made in good faith and in accordance with the laws of the jurisdictions in which Dexatrim(R) Products Related lawsuits have been filed. If required by any court or tribunal, Class Counsel agree to cooperate with Chattem and the other Released Parties by providing affidavits and/or testimony concerning the circumstances of the settlement contemplated by this Settlement Agreement and attesting to the fact that it is a good faith settlement.

SECTION 6.2 RELEASE

(a) Unless this Settlement Agreement shall have been terminated in accordance with Article 8 hereof, after the Court approves this Settlement Agreement as a good faith, fair, adequate and reasonable settlement, the Parties hereby agree that every Settled Claim of each Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.4) shall be conclusively compromised, settled and released as to Chattem and each other Released Party. Such releases shall remain effective regardless of changes in the circumstances or condition of Chattem, the other Released Parties or such Class Members, discovery of new or additional facts, or changes in applicable law. In making such releases each Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.4) shall be deemed to expressly acknowledge and waive all rights that such Class Member may have under any statute, regulation or common law principle that would limit the effect of the release provided in this Settlement Agreement to those claims actually known and/or suspected to exist at the time the release is giving, including, without limitation, the provisions of Section 1542 of the Civil Code of the State of California (notwithstanding that this Settlement Agreement does not provide for the application of California law), which provides that "[a] general release does not extend to claims which the creditor does not know or suspect exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Consistent with the provisions of Article 8 of this Settlement Agreement, the releases herein shall extinguish any claims for contribution and/or indemnification against Chattem or the other Released Parties.



                        CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 24

(b) By entering into this Settlement Agreement, Class Members agree that they have no standing to pursue claims under any of the Released Parties' insurance policies or rights under those policies with regard to any insurance proceeds or any other obligations owed or potentially owed under the policies, and any agreement between the Released Party(ies) and any of their insurers regarding such policies, coverage limits and payments of insurance proceeds shall be binding on the Class Members.

SECTION 6.3 REQUESTS TO THE TRIAL COURT

The Parties hereby agree to request that the Court enter an order finding this Settlement Agreement to be a good faith settlement and barring and enjoining, to the extent permitted by applicable law, the commencement and prosecution of any contribution and/or indemnification claim or action by or on behalf of any Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.4) or entity against Chattem or any other Released Party for reimbursement for payments made or to be made to or on behalf of any such Class Member for Dexatrim(R) Products Related claims, actions or injuries, or for expenses incurred in defending against any such claims, actions or proceedings. The Parties agree that Chattem and the other Released Parties shall be entitled to dismissal with prejudice of any claims against them by or on behalf of any Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.4) that violate or are inconsistent with this bar.

SECTION 6.4 NO RECOVERY FROM RELEASED PARTIES OUTSIDE THIS AGREEMENT

The Parties agree that no Class Member (other than Class Members who properly and timely exercise their Opt-Out Rights) may recover, directly or indirectly, any sums from Chattem or any other Released Party other than those received under this Settlement Agreement.

SECTION 6.5 CLAIM FORMS

Each Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.4) otherwise entitled to receive benefits under this Settlement Agreement shall be required, as a further condition to receive benefits hereunder, to execute and deliver a complete Benefit Claim Form and, if applicable, a complete Supplemental Claim Form and, if applicable, a complete EDF Benefit Claim Form by the deadlines set forth in Article 4.

                       ARTICLE 7 - CONTINUING JURISDICTION

SECTION 7.1 TRIAL COURT RETAINS JURISDICTION

The Court shall retain exclusive and continuing jurisdiction of the Complaint, the Parties, all Class Members (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.4), Chattem and the other Released Parties, and over this Settlement Agreement with respect to the performance of the terms and conditions of the Settlement

                        CLASS ACTION SETTLEMENT AGREEMENT

Agreement, to assure that all disbursements are properly made in accordance with the terms of the Settlement Agreement, and to interpret and enforce the terms, conditions and obligations of this Settlement Agreement. Other than provided herein, the Court shall have the power to approve the designation, appointment and removal of auditors, consultants and disbursing agents, the Chattem Claims Coordinator, the Class Counsel Claims Coordinator, and the execution of contracts as necessary and appropriate to assure the administration of this Settlement Agreement. Any dispute that arises under this Settlement Agreement shall be submitted to the Court. If any dispute is so submitted, each party concerned shall be entitled to seven (7) days' written notice (or otherwise as the Court may for good cause direct) and the opportunity to submit evidence and to be heard on oral argument as the Court may direct. To the extent that additional or different procedures for dispute resolution are provided, or standards to be applied in connection therewith are devised, under any other provision of this Settlement Agreement, such other provisions shall control.

                             ARTICLE 8 - TERMINATION

SECTION 8.1 TERMINATION BY CHATTEM

(a) In the event that more than one hundred and ninety (190) Class Members submit a Benefit Claim Form that alleges either an ischemic stroke or a hemorrhagic stroke, Chattem shall have the option to terminate and withdraw from this Settlement Agreement at any time prior to 5:00 p.m. Pacific Time on the date that is five (5) days prior to the Fairness Hearing Date. The Fairness Hearing shall be set on a date that is at least 50 days after the Benefit Claim Form Deadline.

(b) In the event that the aggregate benefits which all persons who exercised the Opt-Out Right and who allege either a hemorrhagic stroke or an ischemic stroke would have received pursuant to the Dexatrim(R) Case Scoring System and Matrix if those persons had not exercised the Opt-Out Right ("Aggregate Opt-Out Matrix Value") exceed $13,750,000, Chattem shall have the option to terminate and withdraw from this Settlement Agreement at any time prior to 5:00 p.m. Pacific Time on the date that is five (5) days prior to the Fairness Hearing Date.

(c) If Chattem intends to terminate this Settlement Agreement pursuant to
Section 8.1(b), Chattem shall file a Notice of Termination with the Trial Court and serve it on Class Counsel by fax and U.S. mail on or before the date that is five (5) days prior to the Fairness Hearing Date. If Chattem terminates this Settlement Agreement under any provision, the Fairness Hearing shall be cancelled. If Class Counsel believes that the Aggregate Opt-Out Matrix Value does not exceed $13,750,000, Class Counsel may object to Chattem's termination of this Agreement by filing a Notice of Objection to Termination with the Trial Court and serving it on the Special Master and Chattem by fax and U.S. Mail within three (3) days of the date on which Chattem filed and served its Notice of Termination. If Class Counsel files a Notice of Objection to Termination, the Special Master shall, after a hearing with the Chattem Claims Coordinator and Class Counsel, make a final and binding determination of the Aggregate Opt-Out Matrix Value.

                        CLASS ACTION SETTLEMENT AGREEMENT

If the Special Master determines that the Aggregate Opt-Out Matrix Value did not exceed $13,750,000, the Trial Court shall re-schedule the Fairness Hearing to an appropriate date and make all orders necessary and related thereto.

(d) Any proceedings before the Special Master to determine the Aggregate Opt-Out Matrix Value, as well as all documents related thereto, shall remain confidential and shall not be used for any purpose other than to determine the Aggregate Opt-Out Matrix Value for purposes of this termination provision.

(e) If Chattem exercises its right to terminate and withdraw from this Settlement Agreement, it shall give written notice to the Court and to Class Counsel.

(f) In the event that any of the conditions set forth in Section 9.3 have not been satisfied or waived by Chattem, as applicable (and such conditions are no longer capable of being satisfied), Chattem shall have the right to terminate and withdraw from this Settlement Agreement by written notice to the Court and Class Counsel.

(g) In the event that Chattem terminates and withdraws from this Settlement Agreement in accordance with this Section 8, no Party shall have any further obligations hereunder.

                      ARTICLE 9 - SETTLEMENT IMPLEMENTATION

SECTION 9.1 GENERAL

(a) In order to become effective, this Settlement Agreement must receive Final Judicial Approval.

SECTION 9.2 APPROVAL PROCESS PROVISIONS

(a) After the date of this Settlement Agreement, the Parties shall file a joint motion requesting preliminary approval of the Settlement Agreement and approval of the forms of notice (the "NOTICE").

(b) Chattem shall consent to class certification for settlement purposes only; however, Chattem shall retain its right to contest class certification for any purposes other than the approval of this Settlement Agreement.

(c) The Parties shall cooperate and assist in all of the filings and proceedings relating to the obtaining Trial Court Approval and in any further filings and proceedings necessary to obtain Final Judicial Approval of the Settlement, and in any related appeals.

(d) Upon Final Judicial Approval, the Class Counsel and all Class Members shall cooperate with Chattem and any other Released Party to cause the dismissal, with prejudice and without costs, of any action against Chattem or any Released Party

                         CLASS ACTION SETTLEMENT AGREEMENT
asserting a Settled Claim brought by or on behalf of any Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.4) entitled to benefits hereunder, including but not limited to class actions, whether or not certified as such, which are pending in any State or federal court. Upon Trial Court Approval, the Class Counsel and all such Class Members shall cooperate with Chattem and any other Released Party to cause further proceedings in all such settled actions to be stayed pending Final Judicial Approval.

SECTION 9.3 CONDITIONS

(a) Chattem's obligations under this Settlement Agreement will be subject to the following conditions:

         (i) Trial Court Approval of the Settlement, which approval order or orders shall:

                  (1) Confirm the certification of the Settlement Class, under Fed. R. Civ. P. 23(a), 23(b)(2) and 23(b)(3)
                           for settlement purposes only;

                  (2) Confirm the appointment of the Class Representatives as the Representatives of the Settlement Class;

                  (3) Approve this Settlement Agreement in its entirety pursuant to Fed. R. Civ. P. 23(e) as fair, reasonable, adequate, and non-collusive;

                  (4) Dismiss with prejudice and without costs all claims and actions asserting Settled Claims against any Released Party pending before the Court (other than claims and actions of a Class Member who exercises an Opt-Out Right pursuant to Section 3.4);

                  (5) Bar and enjoin all Class Members (other than a Class Member who exercises an Opt-Out Right pursuant to
                           Section 3.4) entitled to benefits hereunder from asserting and/or continuing to prosecute against Chattem or any other Released Party any and all Settled Claims which the Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.4) had, has, or may have in the future in any federal or State court;

                  (6) Reserve the Court's continuing and exclusive jurisdiction over the Parties, including Chattem and the Class Members (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.4), to administer, supervise, interpret, and enforce this Settlement Agreement in accordance with its terms and to supervise the operation of the Initial Chattem Settlement Trust and the Final Chattem Settlement Trust; and

                        CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 28

                  (7) Enter such other orders as are needed to effectuate the terms of the Settlement Agreement; and

         (ii)     Final Judicial Approval of this Settlement Agreement.

                        ARTICLE 10 - ASSIGNMENT OF CLAIMS

SECTION 10.1 CLASS MEMBERS' CLAIMS AGAINST ALPS

Class Members hereby assign to Chattem, effective upon Final Judicial Approval, any and all claims against Alps Pharmaceutical Ind. Co., Ltd., regardless of legal theory, that arise out of or relate to any of the Dexatrim(R) Products or their development, manufacture, formulation, testing, distribution, marketing, labeling, regulatory submissions, advertising, sale, or ingestion ("ASSIGNED ALPS CLAIMS").

SECTION 10.2 RECOVERY FROM ALPS

Class Counsel may reach a settlement agreement of the Assigned Alps Claims at any time prior to the date that is fourteen (14) days prior to Trial Court Approval, provided that Alps agrees to pay a sum acceptable to Chattem (in consultation with Class Counsel) into the Initial Chattem Settlement Trust. Half of any amount paid by Alps in satisfaction of such agreement shall be allocated to the Extraordinary Damages Fund and the other half shall be allocated to the Benefit Fund.

SECTION 10.3 DUTY TO COOPERATE WITH ASSIGNED CLAIMS

Other than expressly provided in Section 10.2, Class Members and Class Counsel shall take no action that compromises Chattem's ability to prosecute the Assigned Alps Claims. Class Members and Class Counsel shall use reasonable efforts to cooperate with Chattem in the prosecution of these claims.

                       ARTICLE 11- MISCELLANEOUS

SECTION 11.1 CONFIDENTIAL INFORMATION

Any information provided by or regarding a Class Member or otherwise obtained pursuant to this Settlement Agreement shall be kept confidential and shall not be disclosed except to appropriate persons to the extent necessary to process Claims or provide benefits under this Settlement Agreement or as otherwise expressly provided in this Settlement Agreement (including, but not limited to, information to be released in connection with the determination of government liens in accordance with Section 4.5(b). All Class Members shall be deemed to have consented to the disclosure of this information for these purposes.


                        CLASS ACTION SETTLEMENT AGREEMENT

SECTION 11.2 SUCCESSORS AND ASSIGNS

This Settlement Agreement shall be binding on the successors and assigns of the Parties.

SECTION 11.3 USE OF SETTLEMENT AND NEGOTIATIONS IN OTHER PROCEEDINGS

The Parties to the Settlement, including Chattem, the other Released Parties, or any Class Member, shall not seek to introduce and/or offer the terms of the Settlement Agreement, any statement, transaction or proceeding in connection with the negotiation, execution or implementation of this Settlement Agreement, any statements in the Notice documents delivered in connection with this Settlement Agreement, stipulations, agreements, or admissions made or entered into in connection with the fairness hearing or any finding of fact or conclusion of law made by the Trial Court, or otherwise rely on the terms of this Settlement Agreement, in any judicial proceeding, except insofar as it is necessary to enforce the terms of the Settlement Agreement (or in connection with the determination of any income tax liability of a Party). 1f a Class Member who is not entitled to benefits hereunder seeks to introduce and/or offer any of the matters described herein in any proceeding, the restrictions of this
Section 11.3 shall not be applicable to Chattem and the other Released Parties with respect to that Class Member. If a Class Member who has timely and properly exercised an Opt-Out Right seeks to introduce and/or offer any of the matters described herein in any proceeding, the restrictions of this Section 11.3 shall not be applicable to Chattem and the other Released Parties with respect to that Class Member.

SECTION 11.4 NO ADMISSION OF LIABILITY OR LACK OF MERIT

Neither this Settlement Agreement nor any Annex, document or instrument delivered hereunder nor any of the statements in the notice documents in connection herewith, nor any statement, transaction or proceeding in connection with the negotiation, execution or implementation of this Settlement Agreement, is intended to be or shall be construed as or deemed to be evidence of an admission or concession by Chattem, or the Released Parties of any liability or wrongdoing or of the truth of any allegations asserted by any plaintiff against it or them, or as an admission by the Class Representatives or members of the Settlement Class of any lack of merit in their claims, and no such statement, transaction or proceeding shall be admissible in evidence for any such purpose except for purposes of obtaining approval of this Settlement Agreement in this or any other proceeding.

SECTION 11.5 TITLES AND HEADINGS

The headings of the sections and paragraphs of this Settlement Agreement are included for convenience only and shall not be deemed to constitute part of this Settlement Agreement or to affect its construction.



                        CLASS ACTION SETTLEMENT AGREEMENT

SECTION 11.6 DISTRIBUTION OF REMAINING FUNDS

(a) After all claims are paid in accordance with Section 3.2 and all appeals are resolved in accordance with Section 4.2(f), any funds remaining in the Benefit Fund shall be paid to Chattem.

(b) If, after all claims are paid in accordance with Section 3.3, any funds remain in the Extraordinary Damages Fund, Class Counsel shall propose an equitable distribution plan for approval by the Trial Court.

SECTION 11.7 NOTICE TO PARTIES

Any notice, request, instruction or other document to be given by any Party to another Party shall be in writing and delivered personally or sent by Federal Express or facsimile (which such facsimile notice shall be deemed effective as of the time of receipt of confirmation by the sending party) as follows, or as otherwise instructed by a notice delivered to the other Party pursuant to this subsection:

IF TO CHATTEM:
--------------

Miller & Martin PLLC
Suite 1000 Volunteer Building 832
Georgia Avenue
Chattanooga, TN 37402-2289
Attention: Roger Dickson, Esq.
C. Crews Townsend, Esq.
Facsimile: (423) 785-8480

If to the Class Representatives or Class Counsel:
-------------------------------------------------

Christopher Seeger and Stephen Weiss
Seeger Weiss LLP
One William Street
New York, NY 10004
Facsimile: (212) 584-0799

With copies to:
James Green and Mike Heaviside
Ashcraft & Gerel LLP
2000 L Street, N.W., Suite 400
Washington, D.C. 20036
Facsimile: (202) 416-6392

Ramon Rossi Lopez
Lopez, Hodes, Restaino, Milman & Skikos
450 Newport Center Drive

                        CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 31

Second Floor
Newport Beach, California 92660
Facsimile: (949) 640-8294

Ron Michael Meneo
Early, Ludwick & Sweeney, LLC
One Century Tower
265 Church Street
New Haven, CT 06508-1866
Facsimile: (203) 785-1671

SECTION 11.8 RECEIPT OF DOCUMENTATION

Unless otherwise specified, any form or other documentation required to be submitted under this Settlement Agreement shall be deemed timely if it is postmarked on or before the date by which it is required to be submitted under this Settlement Agreement.

SECTION 11.9 NO THIRD PARTY BENEFICIARIES

No provision of this Settlement Agreement or any Annex hereto is intended to create any third-party beneficiary to this Settlement Agreement, except the Released Parties.

SECTION 11.10 ENTIRE AGREEMENT

This Settlement Agreement contains the entire agreement between the Parties with respect to the subject matter hereof and, except as specifically set forth herein or therein, supersedes and cancels all previous agreements, negotiations, and commitments in writings between the Parties hereto with respect to the subject matter hereof. This Settlement Agreement may not be changed or modified in any manner unless in writing and signed by a duly authorized officer of Chattem and by a duly authorized representative of the Class Representatives.

SECTION 11.11 GOVERNING LAW

This Settlement Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee without regard to conflict of laws principles thereunder.

Section 11.12 Certification of Different Classes

In the event that the Court approves a certification of the Settlement Class other than that contemplated by this Settlement Agreement, the parties hereby agree that they shall amend this Settlement Agreement to reflect such certification.






                        CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 32

SECTION 11.13 ORIGINAL SIGNATURES

This Settlement Agreement may be signed in multiple counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same instrument.

SECTION 11.14 SEVERANCE OF AGREEMENT

Chattem, prior to Trial Court Approval and with the mutual consent of the other Parties and the Court, may separate the Settlement Class and this Settlement Agreement into separate Settlement Classes and Settlement Agreements.

IN WITNESS WHEREOF, the Parties have duly executed this Class Action Settlement Agreement among Chattem and the Class Representatives, by their respective counsel as set forth below, as of the 13`h day of April, 2004.

COUNSEL FOR CHATTEM, INC:
-------------------------

MILLER & MARTIN PLLC

By:                                                      Date:      4-13-04
    ----------------------------------------                   -----------------


COUNSEL FOR CLASS MEMBERS:
--------------------------

SEEGER WEISS LLP

By:                                                      Date:      4-13-04
    ----------------------------------------                   -----------------


ASHCRAFT & GEREL

By:                                                      Date:      4-13-04
    ----------------------------------------                   -----------------



LOPEZ, HODES, RESTAINO, MILMAN & SKIKOS

By:                                                      Date:      4-13-04
    ----------------------------------------                   -----------------



EARLY, LUDWICK & SWEENEY, LLC

By:                                                      Date:      4-13-04
    ----------------------------------------                   -----------------


                         CLASS ACTION SETTLEMENT AGREEMENT
                                     Page 33